                                                                   EXHIBIT 4-226

                                                                  Conformed Copy

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                               DTE ENERGY COMPANY
                                       AND
                              THE BANK OF NEW YORK
                                     TRUSTEE


                                ---------------


                             SUPPLEMENTAL INDENTURE
                            DATED AS OF MAY 30, 2001




                                ---------------



                SUPPLEMENTING THE AMENDED AND RESTATED INDENTURE
                            DATED AS OF APRIL 9, 2001

                                  PROVIDING FOR

                           6.00% SENIOR NOTES DUE 2004
                           6.45% SENIOR NOTES DUE 2006
                           7.05% SENIOR NOTES DUE 2011





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






         SUPPLEMENTAL INDENTURE, dated as of the 30th day of May, 2001, between DTE ENERGY COMPANY, a corporation organized and existing under the laws of the State of Michigan (the "Company"), and THE BANK OF NEW YORK, a New York banking corporation, having its principal office in The City of New York, New York, as trustee (the "Trustee");

         WHEREAS, the Company has heretofore executed and delivered to the Trustee an Amended and Restated Indenture, dated as of April 9, 2001 (the "Original Indenture"), as amended, supplemented or modified (as so amended, supplemented or modified, the "Indenture") providing for the issuance by the Company from time to time of its debt securities; and

         WHEREAS, the Company now desires to provide for the issuance of three series of its unsecured, senior debt securities pursuant to the Original Indenture; and

         WHEREAS, the Company, in the exercise of the power and authority conferred upon and reserved to it under the provisions of the Original Indenture, including Section 901 thereof, and pursuant to appropriate resolutions of the Board of Directors, has duly determined to make, execute and deliver to the Trustee this Supplemental Indenture to the Original Indenture as permitted by Section 201 and Section 301 of the Original Indenture in order to establish the form or terms of, and to provide for the creation and issue of, three series of its debt securities under the Original Indenture, which shall be known as the "6.00% Senior Notes due 2004" (the "6.00% Notes"); the "6.45% Senior Notes due 2006" (the "6.45% Notes") and the "7.05% Senior Notes due 2011" (the "7.05% Notes" and together with the 6.00% Notes and the 6.45% Notes, the "Notes"); and

         WHEREAS, all things necessary to make such debt securities, when executed by the Company and authenticated and delivered by the Trustee or any Authenticating Agent and issued upon the terms and subject to the conditions hereinafter and in the Original Indenture set forth against payment therefor, the valid, binding and legal obligations of the Company and to make this Supplemental Indenture a valid, binding and legal agreement of the Company, have been done;

         NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH that, in order to establish the terms of a series of debt securities, and for and in consideration of the premises and of the covenants contained in the Original Indenture and in this Supplemental Indenture and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, it is mutually covenanted and agreed as follows:

                                  ARTICLE ONE

                              DEFINITIONS AND OTHER
                        PROVISIONS OF GENERAL APPLICATION

         SECTION 101. Definitions. Each capitalized term that is used herein and is defined in the Original Indenture shall have the meaning specified in the Original Indenture unless such term is otherwise defined herein. The following terms shall have the respective meanings set forth below:

         "Business Day" means any day other than a Saturday or Sunday or a day on which commercial banks in The City of New York are required or authorized by law or executive order to be closed.

         SECTION 102. Section References. Each reference to a particular section set forth in this Supplemental Indenture shall, unless the context otherwise requires, refer to this Supplemental Indenture.

                                  ARTICLE TWO

                        TITLE AND TERMS OF THE SECURITIES

         SECTION 201. Title of the Securities; Stated Maturity. This Supplemental Indenture hereby establishes three separate series of Securities, which shall be known as the Company's "6.00% Senior Notes due 2004" (the "6.00% Notes"), the "6.45% Senior Notes due 2006" (the "6.45% Notes") and the "7.05% Senior Notes due 2011" (the "7.05% Notes" and together with the 6.00% Notes and the 6.45% Notes, the "Notes"). For purposes of the Original Indenture, each series of the Notes shall separately constitute a single series of Securities. The Stated Maturity on which the principal of the 6.00% Notes shall be due and payable will be June 1, 2004. The Stated Maturity on which the principal of the 6.45% Notes shall be due and payable will be June 1, 2006. The Stated Maturity on which the principal of the 7.05% Notes shall be due and payable will be June 1, 2011.

         SECTION 202. Rank. The Notes shall rank equally with all other unsecured and unsubordinated indebtedness of the Company from time to time outstanding.

         SECTION 203. Variations from the Original Indenture. Section 1009 of the Original Indenture shall be applicable to the Notes. Section 403(2) and
Section 403(3) shall be applicable to the Notes; the Company's obligations under
Section 1009, without limitation, shall be subject to defeasance in accordance with Section 403(3).

         SECTION 204. Amount and Denominations; DTC.

         (a) The aggregate principal amount of Notes that may be issued under this Supplemental Indenture is limited initially to $250,000,000 (in the case of the 6.00% Notes),

$500,000,000 (in the case of the 6.45% Notes) and $600,000,000 (in the case of the 7.05% Notes) (except, in each case, as provided in Section 301(2) of the Original Indenture); provided that the Company may, without the consent of the Holders of the Outstanding Notes of any series, "reopen" each series of Notes so as to increase the aggregate principal amount of such Notes Outstanding in compliance with the procedures set forth in the Original Indenture, including
Section 301 and Section 303 thereof, so long as any such additional Notes have the same tenor and terms (including, without limitation, rights to receive accrued and unpaid interest) as the Notes of such series then Outstanding. No additional Notes of a series may be issued if an Event of Default has occurred with respect to the applicable series. The Notes shall be issuable only in fully registered form and, as permitted by Section 301 and Section 302 of the Original Indenture, in denominations of $1,000 and integral multiples thereof. The Notes will initially be issued in global form (the "Global Notes") under a book-entry system, registered in the name of The Depository Trust Company, as depository ("DTC"), or its nominee, which is hereby designated as "Depositary" under the Indenture.

         (b) Further to Section 305 of the Original Indenture, any Global Note shall be exchangeable for Notes registered in the name of, and a transfer of a Global Note of any series may be registered to, any Person other than the Depositary for such Note or its nominee only if (i) such Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Note or if at any time such Depositary ceases to be a clearing agency registered under the Exchange Act, and, in either such case, the Company does not appoint a successor Depositary within 90 days thereafter, (ii) the Company executes and delivers to the Trustee a Company Order that such Global Note shall be so exchangeable and the transfer thereof so registrable or (iii) there shall have occurred and be continuing an Event of Default or an event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default with respect to the Notes of such series. Upon the occurrence in respect of any Global Note of any series of any or more of the conditions specified in clause
(i), (ii) or (iii) of the preceding sentence, such Global Note may be exchanged for Notes registered in the name of, and the transfer of such Global Note may be registered to, such Persons (including Persons other than the Depositary with respect to such series and its nominees) as such Depositary, in the case of an exchange, and the Company, in the case of a transfer, shall direct.

         SECTION 205. Common Terms of the Notes.

         (a) The Notes of each series shall bear interest at the rate of 6.00% per annum (in the case of the 6.00% Notes), 6.45% per annum (in the case of the 6.45% Notes) and 7.05% per annum (in the case of the 7.05% Notes) on the respective principal amount thereof from May 30, 2001, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, until the principal of such series of Notes becomes due and payable, and on any overdue principal and premium and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum during such overdue period. Interest on the Notes will be payable semiannually in arrears on June 1 and December 1 of each year (each such date, an "Interest Payment Date"), commencing December

1, 2001. The amount of interest payable for any period shall be computed on the basis of twelve 30-day months and a 360-day year.

         (b) In the event that any Interest Payment Date, redemption date or other date of Maturity of the Notes is not a Business Day, then payment of the amount payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), in each case with the same force and effect as if made on such date. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date with respect to any Note will, as provided in the Original Indenture, be paid to the person in whose name the Note (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the relevant record date for such interest installment, which shall be the fifteenth calendar day (whether or not a Business Day) prior to the relevant Interest Payment Date (the "Regular Record Date"). Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such Regular Record Date, and may either be paid to the person in whose name the Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered Holders of the applicable series of Notes not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Original Indenture. The principal of, and premium, if any, and the interest on the Notes shall be payable at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in any coin or currency of the United States of America which at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the registered Holder at the close of business on the Regular Record Date at such address as shall appear in the Security Register.

         (c) The Notes are not subject to repayment at the option of the Holders thereof and are not subject to any sinking fund. As provided in the forms of Note attached hereto as Exhibit A, Exhibit B and Exhibit C, respectively, the Notes are subject to mandatory redemption, as a whole, and to optional redemption, as a whole or in part, by the Company prior to Stated Maturity of the principal thereof on the terms set forth therein. Except as modified in the forms of the Notes, redemptions shall be effected in accordance with Article Eleven of the Original Indenture.

         (d) The Notes shall have such other terms and provisions as are set forth in the form of Note attached hereto as Exhibit A, Exhibit B or Exhibit C, as applicable (all of which are incorporated by reference in and made a part of this Supplemental Indenture as if set forth in full at this place).

         SECTION 206. Form of Notes. Attached hereto as Exhibit A is the form of the definitive 6.00% Notes. Attached hereto as Exhibit B is the form of the definitive 6.45% Notes. Attached hereto as Exhibit C is the form of the definitive 7.05% Notes.

                                 ARTICLE THREE

                            MISCELLANEOUS PROVISIONS

         The Trustee makes no undertaking or representations in respect of, and shall not be responsible in any manner whatsoever for and in respect of, the validity or sufficiency of this Supplemental Indenture or the proper authorization or the due execution hereof by the Company or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company.

         Except as expressly amended hereby, the Original Indenture shall continue in full force and effect in accordance with the provisions thereof and the Original Indenture is in all respects hereby ratified and confirmed. This Supplemental Indenture and all its provisions shall be deemed a part of the Original Indenture in the manner and to the extent herein and therein provided.

         This Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

         This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the day and year first above written.

                                       DTE ENERGY COMPANY




                                       By:  /s/ N.A. Khouri
                                            ------------------------------
                                            Name:  N.A. Khouri
                                            Title:  Vice President and Treasurer


ATTEST:




By: /s/ Jack L. Somers
    ----------------------------





                                       THE BANK OF NEW YORK



                                       By:  /s/ Paul Schmalzel
                                            ---------------------------
                                            Name:  Paul Schmalzel
                                            Title:  Vice President


ATTEST:



By:  /s/ Robert A. Massimillo
     -----------------------------

                                                                       EXHIBIT A

                               FORM OF 6.00% NOTE

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY ("DTC"), TO A NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CUSIP NO.: 233331 AC1                                                         $-
NO. R--



                               DTE ENERGY COMPANY
                           6.00% SENIOR NOTES DUE 2004

         DTE ENERGY COMPANY, a corporation duly organized and existing under the laws of the State of Michigan (herein referred to as the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $___________ on June 1, 2004 ("Stated Maturity" with respect to the principal of this Note), unless previously redeemed, and to pay interest at the rate of 6.00% per annum on said principal sum from May 30, 2001, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, until the principal of this Note becomes due and payable, and on any overdue principal and premium and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum during such overdue period. Interest on this Note will be payable semiannually in arrears on June 1 and December 1 of each year (each such date, an "Interest Payment Date"), commencing December 1, 2001. The amount of interest payable for any period shall be computed on the basis of twelve 30-day months and a 360-day year.

         In the event that any Interest Payment Date, redemption date or other date of Maturity of the Notes is not a Business Day, then payment of the amount payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), in each case with the same force and effect as if made on such date. A "Business Day" means any day other than a Saturday or Sunday or a day on which commercial banks in The City of New York are required or authorized by law or executive order to be closed. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date with respect to this Note will, as provided in the Indenture, be paid to the person in whose name this Note is registered at the close of business on the relevant record date for such interest installment, which shall be the fifteenth calendar day (whether or not a Business Day) prior to the relevant Interest Payment Date (the "Regular Record Date"). Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such Regular Record Date, and may either be paid to the person in whose name this Note is registered at the close of business on a Special Record Date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered Holders of this series of Notes not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. The principal of, and premium, if any, and the interest on the Notes shall be payable at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in any coin or currency of the United States of America which at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the registered Holder at the close of business on the Regular Record Date at such address as shall appear in the Security Register. Notwithstanding anything else contained herein, if this Note is a Global Note and is held in book-entry form through the facilities of the Depositary, payments on this Note will be made to the Depositary or its nominee in accordance with arrangements then in effect between the Trustee and the Depositary.

         This Note is one of a duly authorized series of Securities of the Company, designated as the "6.00% Senior Notes due 2004" (the "Notes"), initially limited to an aggregate principal amount of $250,000,000 (except for Notes authenticated and delivered upon transfer of, or in exchange for, or in lieu of other Notes, and except as further provided in the Indenture), all issued or to be issued under and pursuant to an Amended and Restated Indenture, dated as of April 9, 2001, as supplemented by the Supplemental Indenture dated as of May 30, 2001 (together, as amended, supplemented or modified, the "Indenture"), duly executed and delivered between the Company and The Bank of New York, a New York banking corporation, as Trustee (herein referred to as the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the registered Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

         This Note is not subject to repayment at the option of the Holder hereof. Except as provided below, this Note is not redeemable by the Company prior to maturity and is not subject to any sinking fund.

         In the event that, for any reason, (i) the proposed acquisition (the "Merger") by the Company of MCN Energy Group Inc. ("MCN") pursuant to the Agreement and Plan of Merger, dated as of October 4, 1999, as amended as of November 12, 1999, and as further amended as of February 28, 2001 (the "Merger Agreement"), among the Company, MCN and DTE Enterprises Inc., has not been completed on or prior to July 30, 2001 (the "Deadline Date") without waiver or amendment of any material term thereof (unless waived in writing by the underwriters of the initial offering of the Notes) as in effect on May 23, 2001 or (ii) the Company elects to abandon the Merger or the Merger Agreement is terminated, in either case, on or prior to the Deadline Date, the Company shall redeem this Note, in whole but not in part (the "Mandatory Redemption"), at the applicable Mandatory Redemption Price on the applicable Mandatory Redemption Date (each term as defined below).

         "Mandatory Redemption Price" means 100.75% of the principal amount of this Note, together with accrued and unpaid interest hereon from and including May 30, 2001 to but excluding the Mandatory Redemption Date, and shall be a "Redemption Price" for purposes of the Indenture.

         "Mandatory Redemption Date" means the earlier to occur of (i) August 20, 2001 if the Merger has not been completed on or prior to the Deadline Date or (ii) the 20th day (or if such day is not a Business Day, the first Business Day thereafter) following the date on which the Company elects to abandon the Merger or the Merger Agreement is terminated, in either case, on or prior to the Deadline Date, and shall be a "Redemption Date" for purposes of the Indenture.

         The Company shall notify the Trustee and concurrently mail, or cause to be mailed, notice of any Mandatory Redemption promptly after the occurrence of the event triggering such redemption to the Holder hereof at its registered address. Such notice shall not be subject to the provisions of Section 1104 of the Indenture that otherwise require notice to be given not less that 30 nor more than 60 days prior to the Redemption Date.

         In addition, this Note will be redeemable at the option of the Company, in whole at any time or in part from time to time, after the last date on which a Mandatory Redemption may occur (any such date of optional redemption, an "Optional Redemption Date," which shall be a "Redemption Date" for purposes of the Indenture), at an optional redemption price (which shall be a "Redemption Price" for purposes of the Indenture) equal to the greater of (i) 100% of the principal amount of this Note to be redeemed and (ii) the sum of the present values of the principal amount of this Note to be redeemed and the remaining scheduled payments of interest on the principal amount of this Note to be redeemed (exclusive of interest accrued to the related Optional Redemption Date) until Stated Maturity, in each case discounted from their respective scheduled payment dates to such Optional Redemption Date on a semiannual basis (assuming a

360-day year consisting of 30-day months) at the Adjusted Treasury Rate (as defined below) plus 20 basis points, plus in either case, accrued interest thereon to the date of redemption.

         "Adjusted Treasury Rate" means, with respect to any Optional Redemption Date, the rate per annum equal to the semiannual yield to maturity of the Comparable Treasury Issue, calculated on the third Business Day preceding such Optional Redemption Date, using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Optional Redemption Date.

         "Comparable Treasury Issue" means the United States Treasury security determined by the Reference Treasury Dealer selected by the Company as having a maturity comparable to the remaining term of this Note that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity with the remaining term of this Note.

         "Comparable Treasury Price" means, with respect to any Optional Redemption Date, (i) the average of the Reference Treasury Dealer Quotations for such Optional Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such quotations, or (iii) if only one Reference Treasury Dealer Quotation is received, such quotation.

         "Reference Treasury Dealer" means each of: (i) Goldman, Sachs & Co., UBS Warburg LLC, Banc One Capital Markets, Inc., Barclays Capital Inc., J. P. Morgan Securities Inc., Salomon Smith Barney Inc. and The Williams Capital Group, L.P. (or their respective affiliates which are Primary Treasury Dealers), and their respective successors; provided, however, that if any of the foregoing cease to be a primary U.S. Government securities dealer in The City of New York (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer(s) selected by the Trustee after consultation with the Company.

         "Reference Treasury Dealer Quotation" means, with respect to each Reference Treasury Dealer and any Optional Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Optional Redemption Date.

         Notice of any optional redemption will be mailed at least 30 days but not more than 60 days before the Optional Redemption Date to the Holder hereof at its registered address.

         Unless the Company defaults in payment of the applicable Redemption Price, on and after the applicable Redemption Date interest will cease to accrue on the principal amount of this Note called for redemption.

         If money sufficient to pay the applicable Redemption Price with respect to the principal amount of and accrued interest on the principal amount of this Note to be redeemed on the applicable Redemption Date is deposited with the Trustee or Paying Agent on or before the related Redemption Date and certain other conditions are satisfied, then on or after such date, interest will cease to accrue on the principal amount of this Note called for redemption.

         If the Notes are only partially redeemed by the Company, the Trustee shall select which Notes are to be redeemed in a manner it deems fair and appropriate in accordance with the terms of the Indenture.

         In the event of redemption of this Note in part only, a new Note or Notes of this series for the unredeemed portion hereof will be issued in the name of the registered Holder hereof upon the cancellation hereof.

         In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

         The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Note upon compliance by the Company with certain conditions set forth therein.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority of the aggregate principal amount of all Notes issued under the Indenture at the time outstanding and affected thereby; provided, however, that no such amendment shall without the consent of the Holder of each Note so affected, among other things (i) change the stated maturity of the principal of, or any installment of principal of or interest on any Notes of any series, or reduce the principal amount thereof, or reduce the rate of interest thereon, or reduce any premium payable upon the redemption thereof or (ii) reduce the percentage of Notes, the Holders of which are required to consent to any amendment or waiver or for certain other matters as set forth in the Indenture. The Indenture also contains provisions permitting (i) the registered Holders of 66 2/3% in aggregate principal amount of the Securities of each series at the time outstanding affected thereby, on behalf of the registered Holders of the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and (ii) the registered Holders of not less than a majority in aggregate principal amount of the Securities of any series at the time outstanding affected thereby, on behalf of the registered Holders of the Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the registered Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such registered Holder and upon all future registered Holders and owners of this Note and of any Note issued in exchange hereof or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the time and place and at the rate and in the coin or currency herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any interest on this Note are payable or at such other offices or agencies as the Company may designate, duly endorsed by or accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Security Registrar or any transfer agent duly executed by the registered Holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

         Prior to due presentment for registration of transfer of this Note, the Company, the Trustee, any paying agent and any Security Registrar may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be affected by any notice to the contrary.

         The Notes of this series are issuable only in fully registered form without coupons in denominations of $1,000 and any integral multiple thereof. This Global Note is exchangeable for Notes in definitive form only under certain limited circumstances set forth in the Indenture. Notes of this series so issued are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the registered Holder surrendering the same.

         As set forth in, and subject to the provisions of, the Indenture, no registered owner of any Note will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless (i) such registered owner shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Notes of this series, (ii) the registered owners of not less than 25% in principal amount of the outstanding Notes of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, (iii) the Trustee shall have failed to institute such proceeding within 60 days and (iv) the Trustee shall not have received from the registered owners of a majority in principal amount of the outstanding Notes of this series a direction inconsistent with such request within such 60-day period; provided, however, that such limitations do not apply to a suit instituted by the registered owner hereof for the enforcement of payment of the principal of or premium, if any, or any interest on this Note on or after the respective due dates expressed herein.

         Unless the Certificate of Authentication hereon has been executed by the Trustee or a duly appointed Authentication Agent referred to herein, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         The Indenture and this Note shall be governed by and construed in accordance with the laws of the State of New York.

         All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         IN WITNESS WHEREOF, the Company has caused this Instrument to be duly executed.

                                           DTE ENERGY COMPANY


                                           By_____________________________


Date:  May 30, 2001





Attest:


By_______________________________________







                          CERTIFICATE OF AUTHENTICATION

         This is one of the Notes of the series of Notes described in the within mentioned Indenture.

                                                   THE BANK OF NEW YORK
                                                     as Trustee


                                                   By__________________________
                                                     Authorized Signatory


Date:  May 30, 2001

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto





________________________________________________________________________________
     (Please insert Social Security or Other Identifying Number of Assignee)





________________________________________________________________________________
     (Please print or type name and address, including zip code of assignee)


the within Note and all rights thereunder, hereby irrevocably constituting and appointing such person attorneys to transfer the within Note on the books of the Issuer, with full power of substitution in the premises.

Dated:________________________

NOTICE: The signature of this assignment must correspond with the name as written upon the face of the within Note in every particular, without alteration or enlargement or any change whatever and NOTICE: Signature(s) must be guaranteed by a financial institution that is a member of the Securities Transfer Agents Medallion Program ("STAMP"), the Stock Exchange, Inc. Medallion Signature Program ("MSP"). When assignment is made by a guardian, trustee, executor or administrator, an officer of a corporation, or anyone in a representative capacity, proof of his or her authority to act must accompany this Note.

                                                                       EXHIBIT B

                               FORM OF 6.45% NOTE

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY ("DTC"), TO A NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CUSIP NO.: 233331 AD 9                                                       $-
NO. R--



                               DTE ENERGY COMPANY
                           6.45% SENIOR NOTES DUE 2006

         DTE ENERGY COMPANY, a corporation duly organized and existing under the laws of the State of Michigan (herein referred to as the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $___________ on June 1, 2006 ("Stated Maturity" with respect to the principal of this Note), unless previously redeemed, and to pay interest at the rate of 6.45% per annum on said principal sum from May 30, 2001, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, until the principal of this Note becomes due and payable, and on any overdue principal and premium and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum during such overdue period. Interest on this Note will be payable semiannually in arrears on June 1 and December 1 of each year (each such date, an "Interest Payment Date"), commencing December 1, 2001. The amount of interest payable for any period shall be computed on the basis of twelve 30-day months and a 360-day year.

         In the event that any Interest Payment Date, redemption date or other date of Maturity of the Notes is not a Business Day, then payment of the amount payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), in each case with the same force and effect as if made on such date. A "Business Day" means any day other than a Saturday or Sunday or a day on which commercial banks in The City of New York are required or authorized by law or executive order to be closed. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date with respect to this Note will, as provided in the Indenture, be paid to the person in whose name this Note is registered at the close of business on the relevant record date for such interest installment, which shall be the fifteenth calendar day (whether or not a Business Day) prior to the relevant Interest Payment Date (the "Regular Record Date"). Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such Regular Record Date, and may either be paid to the person in whose name this Note is registered at the close of business on a Special Record Date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered Holders of this series of Notes not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. The principal of, and premium, if any, and the interest on the Notes shall be payable at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in any coin or currency of the United States of America which at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the registered Holder at the close of business on the Regular Record Date at such address as shall appear in the Security Register. Notwithstanding anything else contained herein, if this Note is a Global Note and is held in book-entry form through the facilities of the Depositary, payments on this Note will be made to the Depositary or its nominee in accordance with arrangements then in effect between the Trustee and the Depositary.

         This Note is one of a duly authorized series of Securities of the Company, designated as the "6.45% Senior Notes due 2006" (the "Notes"), initially limited to an aggregate principal amount of $500,000,000 (except for Notes authenticated and delivered upon transfer of, or in exchange for, or in lieu of other Notes, and except as further provided in the Indenture), all issued or to be issued under and pursuant to an Amended and Restated Indenture, dated as of April 9, 2001, as supplemented by the Supplemental Indenture dated as of May 30, 2001 (together, as amended, supplemented or modified, the "Indenture"), duly executed and delivered between the Company and The Bank of New York, a New York banking corporation, as Trustee (herein referred to as the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the registered Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

         This Note is not subject to repayment at the option of the Holder hereof. Except as provided below, this Note is not redeemable by the Company prior to maturity and is not subject to any sinking fund.

         In the event that, for any reason, (i) the proposed acquisition (the "Merger") by the Company of MCN Energy Group Inc. ("MCN") pursuant to the Agreement and Plan of Merger, dated as of October 4, 1999, as amended as of November 12, 1999, and as further amended as of February 28, 2001 (the "Merger Agreement"), among the Company, MCN and DTE Enterprises Inc., has not been completed on or prior to July 30, 2001 (the "Deadline Date") without waiver or amendment of any material term thereof (unless waived in writing by the underwriters of the initial offering of the Notes) as in effect on May 23, 2001 or (ii) the Company elects to abandon the Merger or the Merger Agreement is terminated, in either case, on or prior to the Deadline Date, the Company shall redeem this Note, in whole but not in part (the "Mandatory Redemption"), at the applicable Mandatory Redemption Price on the applicable Mandatory Redemption Date (each term as defined below).

         "Mandatory Redemption Price" means 100.75% of the principal amount of this Note, together with accrued and unpaid interest hereon from and including May 30, 2001 to but excluding the Mandatory Redemption Date, and shall be a "Redemption Price" for purposes of the Indenture.

         "Mandatory Redemption Date" means the earlier to occur of (i) August 20, 2001 if the Merger has not been completed on or prior to the Deadline Date or (ii) the 20th day (or if such day is not a Business Day, the first Business Day thereafter) following the date on which the Company elects to abandon the Merger or the Merger Agreement is terminated, in either case, on or prior to the Deadline Date, and shall be a "Redemption Date" for purposes of the Indenture.

         The Company shall notify the Trustee and concurrently mail, or cause to be mailed, notice of any Mandatory Redemption promptly after the occurrence of the event triggering such redemption to the Holder hereof at its registered address. Such notice shall not be subject to the provisions of Section 1104 of the Indenture that otherwise require notice to be given not less that 30 nor more than 60 days prior to the Redemption Date.

         In addition, this Note will be redeemable at the option of the Company, in whole at any time or in part from time to time, after the last date on which a Mandatory Redemption may occur (any such date of optional redemption, an "Optional Redemption Date," which shall be a "Redemption Date" for purposes of the Indenture), at an optional redemption price (which shall be a "Redemption Price" for purposes of the Indenture) equal to the greater of (i) 100% of the principal amount of this Note to be redeemed and (ii) the sum of the present values of the principal amount of this Note to be redeemed and the remaining scheduled payments of interest on the principal amount of this Note to be redeemed (exclusive of interest accrued to the related Optional Redemption Date) until Stated Maturity, in each case discounted from their respective scheduled payment dates to such Optional Redemption Date on a semiannual basis (assuming a

360-day year consisting of 30-day months) at the Adjusted Treasury Rate (as defined below) plus 20 basis points, plus in either case, accrued interest thereon to the date of redemption.

         "Adjusted Treasury Rate" means, with respect to any Optional Redemption Date, the rate per annum equal to the semiannual yield to maturity of the Comparable Treasury Issue, calculated on the third Business Day preceding such Optional Redemption Date, using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Optional Redemption Date.

         "Comparable Treasury Issue" means the United States Treasury security determined by the Reference Treasury Dealer selected by the Company as having a maturity comparable to the remaining term of this Note that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity with the remaining term of this Note.

         "Comparable Treasury Price" means, with respect to any Optional Redemption Date, (i) the average of the Reference Treasury Dealer Quotations for such Optional Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such quotations, or (iii) if only one Reference Treasury Dealer Quotation is received, such quotation.

         "Reference Treasury Dealer" means each of: (i) Goldman, Sachs & Co., UBS Warburg LLC, Banc One Capital Markets, Inc., Barclays Capital Inc., J. P. Morgan Securities Inc., Salomon Smith Barney Inc. and The Williams Capital Group, L.P. (or their respective affiliates which are Primary Treasury Dealers), and their respective successors; provided, however, that if any of the foregoing cease to be a primary U.S. Government securities dealer in The City of New York (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer(s) selected by the Trustee after consultation with the Company.

         "Reference Treasury Dealer Quotation" means, with respect to each Reference Treasury Dealer and any Optional Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Optional Redemption Date.

         Notice of any optional redemption will be mailed at least 30 days but not more than 60 days before the Optional Redemption Date to the Holder hereof at its registered address.

         Unless the Company defaults in payment of the applicable Redemption Price, on and after the applicable Redemption Date interest will cease to accrue on the principal amount of this Note called for redemption.

         If money sufficient to pay the applicable Redemption Price with respect to the principal amount of and accrued interest on the principal amount of this Note to be redeemed on the applicable Redemption Date is deposited with the Trustee or Paying Agent on or before the related Redemption Date and certain other conditions are satisfied, then on or after such date, interest will cease to accrue on the principal amount of this Note called for redemption.

         If the Notes are only partially redeemed by the Company, the Trustee shall select which Notes are to be redeemed in a manner it deems fair and appropriate in accordance with the terms of the Indenture.

         In the event of redemption of this Note in part only, a new Note or Notes of this series for the unredeemed portion hereof will be issued in the name of the registered Holder hereof upon the cancellation hereof.

         In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

         The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Note upon compliance by the Company with certain conditions set forth therein.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority of the aggregate principal amount of all Notes issued under the Indenture at the time outstanding and affected thereby; provided, however, that no such amendment shall without the consent of the Holder of each Note so affected, among other things (i) change the stated maturity of the principal of, or any installment of principal of or interest on any Notes of any series, or reduce the principal amount thereof, or reduce the rate of interest thereon, or reduce any premium payable upon the redemption thereof or (ii) reduce the percentage of Notes, the Holders of which are required to consent to any amendment or waiver or for certain other matters as set forth in the Indenture. The Indenture also contains provisions permitting (i) the registered Holders of 66 2/3% in aggregate principal amount of the Securities of each series at the time outstanding affected thereby, on behalf of the registered Holders of the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and (ii) the registered Holders of not less than a majority in aggregate principal amount of the Securities of any series at the time outstanding affected thereby, on behalf of the registered Holders of the Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the registered Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such registered Holder and upon all future registered Holders and owners of this Note and of any Note issued in exchange hereof or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the time and place and at the rate and in the coin or currency herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any interest on this Note are payable or at such other offices or agencies as the Company may designate, duly endorsed by or accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Security Registrar or any transfer agent duly executed by the registered Holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

         Prior to due presentment for registration of transfer of this Note, the Company, the Trustee, any paying agent and any Security Registrar may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be affected by any notice to the contrary.

         The Notes of this series are issuable only in fully registered form without coupons in denominations of $1,000 and any integral multiple thereof. This Global Note is exchangeable for Notes in definitive form only under certain limited circumstances set forth in the Indenture. Notes of this series so issued are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the registered Holder surrendering the same.

         As set forth in, and subject to the provisions of, the Indenture, no registered owner of any Note will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless (i) such registered owner shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Notes of this series, (ii) the registered owners of not less than 25% in principal amount of the outstanding Notes of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, (iii) the Trustee shall have failed to institute such proceeding within 60 days and (iv) the Trustee shall not have received from the registered owners of a majority in principal amount of the outstanding Notes of this series a direction inconsistent with such request within such 60-day period; provided, however, that such limitations do not apply to a suit instituted by the registered owner hereof for the enforcement of payment of the principal of or premium, if any, or any interest on this Note on or after the respective due dates expressed herein.

         Unless the Certificate of Authentication hereon has been executed by the Trustee or a duly appointed Authentication Agent referred to herein, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         The Indenture and this Note shall be governed by and construed in accordance with the laws of the State of New York.

         All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         IN WITNESS WHEREOF, the Company has caused this Instrument to be duly executed.

                                                 DTE ENERGY COMPANY


                                                 By_____________________________


Date:  May 30, 2001





Attest:


By_______________________________________







                          CERTIFICATE OF AUTHENTICATION

         This is one of the Notes of the series of Notes described in the within mentioned Indenture.

                                                 THE BANK OF NEW YORK
                                                  as Trustee


                                                    By__________________________
                                                        Authorized Signatory


Date:  May 30, 2001

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto





________________________________________________________________________________
     (Please insert Social Security or Other Identifying Number of Assignee)





________________________________________________________________________________
     (Please print or type name and address, including zip code of assignee)

the within Note and all rights thereunder, hereby irrevocably constituting and appointing such person attorneys to transfer the within Note on the books of the Issuer, with full power of substitution in the premises.

Dated:________________________

NOTICE: The signature of this assignment must correspond with the name as written upon the face of the within Note in every particular, without alteration or enlargement or any change whatever and NOTICE: Signature(s) must be guaranteed by a financial institution that is a member of the Securities Transfer Agents Medallion Program ("STAMP"), the Stock Exchange, Inc. Medallion Signature Program ("MSP"). When assignment is made by a guardian, trustee, executor or administrator, an officer of a corporation, or anyone in a representative capacity, proof of his or her authority to act must accompany this Note.

                                                                       EXHIBIT C

                               FORM OF 7.05% NOTE

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY ("DTC"), TO A NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CUSIP NO.: 233331 AE 7                                                        $-
NO. R--



                               DTE ENERGY COMPANY
                           7.05% SENIOR NOTES DUE 2011

         DTE ENERGY COMPANY, a corporation duly organized and existing under the laws of the State of Michigan (herein referred to as the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $___________ on June 1, 2011 ("Stated Maturity" with respect to the principal of this Note), unless previously redeemed, and to pay interest at the rate of 7.05% per annum on said principal sum from May 30, 2001, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, until the principal of this Note becomes due and payable, and on any overdue principal and premium and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum during such overdue period. Interest on this Note will be payable semiannually in arrears on June 1 and December 1 of each year (each such date, an "Interest Payment Date"), commencing December 1, 2001. The amount of interest payable for any period shall be computed on the basis of twelve 30-day months and a 360-day year.

         In the event that any Interest Payment Date, redemption date or other date of Maturity of the Notes is not a Business Day, then payment of the amount payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), in each case with the same force and effect as if made on such date. A "Business Day" means any day other than a Saturday or Sunday or a day on which commercial banks in The City of New York are required or authorized by law or executive order to be closed. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date with respect to this Note will, as provided in the Indenture, be paid to the person in whose name this Note is registered at the close of business on the relevant record date for such interest installment, which shall be the fifteenth calendar day (whether or not a Business Day) prior to the relevant Interest Payment Date (the "Regular Record Date"). Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such Regular Record Date, and may either be paid to the person in whose name this Note is registered at the close of business on a Special Record Date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered Holders of this series of Notes not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. The principal of, and premium, if any, and the interest on the Notes shall be payable at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in any coin or currency of the United States of America which at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the registered Holder at the close of business on the Regular Record Date at such address as shall appear in the Security Register. Notwithstanding anything else contained herein, if this Note is a Global Note and is held in book-entry form through the facilities of the Depositary, payments on this Note will be made to the Depositary or its nominee in accordance with arrangements then in effect between the Trustee and the Depositary.

         This Note is one of a duly authorized series of Securities of the Company, designated as the "7.05% Senior Notes due 2011" (the "Notes"), initially limited to an aggregate principal amount of $600,000,000 (except for Notes authenticated and delivered upon transfer of, or in exchange for, or in lieu of other Notes, and except as further provided in the Indenture), all issued or to be issued under and pursuant to an Amended and Restated Indenture, dated as of April 9, 2001, as supplemented by the Supplemental Indenture dated as of May 30, 2001 (together, as amended, supplemented or modified, the "Indenture"), duly executed and delivered between the Company and The Bank of New York, a New York banking corporation, as Trustee (herein referred to as the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the registered Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

         This Note is not subject to repayment at the option of the Holder hereof. Except as provided below, this Note is not redeemable by the Company prior to maturity and is not subject to any sinking fund.

         In the event that, for any reason, (i) the proposed acquisition (the "Merger") by the Company of MCN Energy Group Inc. ("MCN") pursuant to the Agreement and Plan of Merger, dated as of October 4, 1999, as amended as of November 12, 1999, and as further amended as of February 28, 2001 (the "Merger Agreement"), among the Company, MCN and DTE Enterprises Inc., has not been completed on or prior to July 30, 2001 (the "Deadline Date") without waiver or amendment of any material term thereof (unless waived in writing by the underwriters of the initial offering of the Notes) as in effect on May 23, 2001 or (ii) the Company elects to abandon the Merger or the Merger Agreement is terminated, in either case, on or prior to the Deadline Date, the Company shall redeem this Note, in whole but not in part (the "Mandatory Redemption"), at the applicable Mandatory Redemption Price on the applicable Mandatory Redemption Date (each term as defined below).

         "Mandatory Redemption Price" means 100.75% of the principal amount of this Note, together with accrued and unpaid interest hereon from and including May 30, 2001 to but excluding the Mandatory Redemption Date, and shall be a "Redemption Price" for purposes of the Indenture.

         "Mandatory Redemption Date" means the earlier to occur of (i) August 20, 2001 if the Merger has not been completed on or prior to the Deadline Date or (ii) the 20th day (or if such day is not a Business Day, the first Business Day thereafter) following the date on which the Company elects to abandon the Merger or the Merger Agreement is terminated, in either case, on or prior to the Deadline Date, and shall be a "Redemption Date" for purposes of the Indenture.

         The Company shall notify the Trustee and concurrently mail, or cause to be mailed, notice of any Mandatory Redemption promptly after the occurrence of the event triggering such redemption to the Holder hereof at its registered address. Such notice shall not be subject to the provisions of Section 1104 of the Indenture that otherwise require notice to be given not less that 30 nor more than 60 days prior to the Redemption Date.

         In addition, this Note will be redeemable at the option of the Company, in whole at any time or in part from time to time, after the last date on which a Mandatory Redemption may occur (any such date of optional redemption, an "Optional Redemption Date," which shall be a "Redemption Date" for purposes of the Indenture), at an optional redemption price (which shall be a "Redemption Price" for purposes of the Indenture) equal to the greater of (i) 100% of the principal amount of this Note to be redeemed and (ii) the sum of the present values of the principal amount of this Note to be redeemed and the remaining scheduled payments of interest on the principal amount of this Note to be redeemed (exclusive of interest accrued to the related Optional Redemption Date) until Stated Maturity, in each case discounted from their respective scheduled payment dates to such Optional Redemption Date on a semiannual basis (assuming a

360-day year consisting of 30-day months) at the Adjusted Treasury Rate (as defined below) plus 25 basis points, plus in either case, accrued interest thereon to the date of redemption.

         "Adjusted Treasury Rate" means, with respect to any Optional Redemption Date, the rate per annum equal to the semiannual yield to maturity of the Comparable Treasury Issue, calculated on the third Business Day preceding such Optional Redemption Date, using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Optional Redemption Date.

         "Comparable Treasury Issue" means the United States Treasury security determined by the Reference Treasury Dealer selected by the Company as having a maturity comparable to the remaining term of this Note that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity with the remaining term of this Note.

         "Comparable Treasury Price" means, with respect to any Optional Redemption Date, (i) the average of the Reference Treasury Dealer Quotations for such Optional Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such quotations, or (iii) if only one Reference Treasury Dealer Quotation is received, such quotation.

         "Reference Treasury Dealer" means each of: (i) Goldman, Sachs & Co., UBS Warburg LLC, Banc One Capital Markets, Inc., Barclays Capital Inc., J. P. Morgan Securities Inc., Salomon Smith Barney Inc. and The Williams Capital Group, L.P. (or their respective affiliates which are Primary Treasury Dealers), and their respective successors; provided, however, that if any of the foregoing cease to be a primary U.S. Government securities dealer in The City of New York (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer(s) selected by the Trustee after consultation with the Company.

         "Reference Treasury Dealer Quotation" means, with respect to each Reference Treasury Dealer and any Optional Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Optional Redemption Date.

         Notice of any optional redemption will be mailed at least 30 days but not more than 60 days before the Optional Redemption Date to the Holder hereof at its registered address.

         Unless the Company defaults in payment of the applicable Redemption Price, on and after the applicable Redemption Date interest will cease to accrue on the principal amount of this Note called for redemption.

         If money sufficient to pay the applicable Redemption Price with respect to the principal amount of and accrued interest on the principal amount of this Note to be redeemed on the applicable Redemption Date is deposited with the Trustee or Paying Agent on or before the related Redemption Date and certain other conditions are satisfied, then on or after such date, interest will cease to accrue on the principal amount of this Note called for redemption.

         If the Notes are only partially redeemed by the Company, the Trustee shall select which Notes are to be redeemed in a manner it deems fair and appropriate in accordance with the terms of the Indenture.

         In the event of redemption of this Note in part only, a new Note or Notes of this series for the unredeemed portion hereof will be issued in the name of the registered Holder hereof upon the cancellation hereof.

         In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

         The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Note upon compliance by the Company with certain conditions set forth therein.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority of the aggregate principal amount of all Notes issued under the Indenture at the time outstanding and affected thereby; provided, however, that no such amendment shall without the consent of the Holder of each Note so affected, among other things (i) change the stated maturity of the principal of, or any installment of principal of or interest on any Notes of any series, or reduce the principal amount thereof, or reduce the rate of interest thereon, or reduce any premium payable upon the redemption thereof or (ii) reduce the percentage of Notes, the Holders of which are required to consent to any amendment or waiver or for certain other matters as set forth in the Indenture. The Indenture also contains provisions permitting (i) the registered Holders of 66 2/3% in aggregate principal amount of the Securities of each series at the time outstanding affected thereby, on behalf of the registered Holders of the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and (ii) the registered Holders of not less than a majority in aggregate principal amount of the Securities of any series at the time outstanding affected thereby, on behalf of the registered Holders of the Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the registered Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such registered Holder and upon all future registered Holders and owners of this Note and of any Note issued in exchange hereof or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the time and place and at the rate and in the coin or currency herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any interest on this Note are payable or at such other offices or agencies as the Company may designate, duly endorsed by or accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Security Registrar or any transfer agent duly executed by the registered Holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

         Prior to due presentment for registration of transfer of this Note, the Company, the Trustee, any paying agent and any Security Registrar may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be affected by any notice to the contrary.

         The Notes of this series are issuable only in fully registered form without coupons in denominations of $1,000 and any integral multiple thereof. This Global Note is exchangeable for Notes in definitive form only under certain limited circumstances set forth in the Indenture. Notes of this series so issued are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the registered Holder surrendering the same.

         As set forth in, and subject to the provisions of, the Indenture, no registered owner of any Note will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless (i) such registered owner shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Notes of this series, (ii) the registered owners of not less than 25% in principal amount of the outstanding Notes of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, (iii) the Trustee shall have failed to institute such proceeding within 60 days and (iv) the Trustee shall not have received from the registered owners of a majority in principal amount of the outstanding Notes of this series a direction inconsistent with such request within such 60-day period; provided, however, that such limitations do not apply to a suit instituted by the registered owner hereof for the enforcement of payment of the principal of or premium, if any, or any interest on this Note on or after the respective due dates expressed herein.

         Unless the Certificate of Authentication hereon has been executed by the Trustee or a duly appointed Authentication Agent referred to herein, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         The Indenture and this Note shall be governed by and construed in accordance with the laws of the State of New York.

         All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         IN WITNESS WHEREOF, the Company has caused this Instrument to be duly executed.

                                                 DTE ENERGY COMPANY


                                                 By_____________________________


Date:  May 30, 2001





Attest:


By_______________________________________







                          CERTIFICATE OF AUTHENTICATION

         This is one of the Notes of the series of Notes described in the within mentioned Indenture.

                                                THE BANK OF NEW YORK
                                                 as Trustee


                                                By______________________________
                                                    Authorized Signatory


Date:  May 30, 2001

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto





________________________________________________________________________________
     (Please insert Social Security or Other Identifying Number of Assignee)





________________________________________________________________________________
     (Please print or type name and address, including zip code of assignee)

the within Note and all rights thereunder, hereby irrevocably constituting and appointing such person attorneys to transfer the within Note on the books of the Issuer, with full power of substitution in the premises.

Dated:________________________

NOTICE: The signature of this assignment must correspond with the name as written upon the face of the within Note in every particular, without alteration or enlargement or any change whatever and NOTICE: Signature(s) must be guaranteed by a financial institution that is a member of the Securities Transfer Agents Medallion Program ("STAMP"), the Stock Exchange, Inc. Medallion Signature Program ("MSP"). When assignment is made by a guardian, trustee, executor or administrator, an officer of a corporation, or anyone in a representative capacity, proof of his or her authority to act must accompany this Note.